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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): July 30, 2004

                                          MISSION ENERGY HOLDING COMPANY
                              (Exact name of registrant as specified in its charter)

                  DELAWARE                            333-68632                             95-4867576
       (State or other jurisdiction of            (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                         2600 Michelson Drive, Suite 1700
                                             Irvine, California 92612
                           (Address of principal executive offices, including zip code)

                                                   949-852-3576
                               (Registrant's telephone number, including area code)

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         This current report includes forward-looking statements. Mission Energy Holding Company has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Mission Energy Holding Company's control. Mission Energy Holding Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This current report should be read in conjunction with Mission Energy Holding Company's 2003 Annual Report on Form 10-K. Capitalized terms used in this current report which are not specifically defined have the meanings set forth in the other reports.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

         Exhibit 99       Press Release of Edison International, dated July 30, 2004.

Item 12.  Results of Operations and Financial Conditions

         On July 30, 2004, Edison International, the ultimate parent company of Mission Energy Holding Company, issued a press release that included information about Mission Energy Holding Company's (parent company only) and
Mission Energy Holding Company's (consolidated) financial results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K. The information furnished in this
Item 12 and Exhibit 99 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Mission Energy Holding Company
                                                    (Registrant)

Date:                   July 30, 2004                                       /s/ Kevin M. Smith
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                                                                              KEVIN M. SMITH
                                                             Senior Vice President and Chief Financial Officer